EXHIBIT 10.2

AMENDMENT No. 6

to the

Intuitive-Luna Development and Supply Agreement dated June 11, 2007 (“Original Agreement”)

between

INTUITIVE SURGICAL, INC.

and

LUNA INNOVATIONS INCORPORATED (“Luna”)

This Amendment No. 6 is entered into by and between Intuitive Surgical Operations, Inc., a successor in interest to Intuitive Surgical, Inc. by assignment with respect to the Agreement, (“Intuitive”) and Luna on December 15, 2012 (“Amendment Date”).

BACKGROUND

A.	Intuitive Surgical, Inc. and Luna agreed to amend the Original Agreement by Amendment No. X dated May 20, 2008 to replace Exhibit 2.1 of the Original Agreement.

B.	As part of settlement of certain litigation between Luna and Hansen Medical, Inc., Intuitive and Luna agreed to amend the Agreement by Amendment dated January 12, 2010 (“Amendment No. 1”).

C.	Intuitive and Luna again agreed to amend the Agreement by Amendment No. 2 dated April 20, 2010, in regard to development work to be performed in 2010.

D.	Intuitive and Luna agreed to further amend the Agreement by Amendment No. 3 dated September 2, 2010, in regard to development work to be performed in 2010.

E.	Intuitive and Luna further agreed to amend the Agreement by Amendment No. 4 dated March 8, 2011, in regard to development work to be performed in 2011.

F.	Intuitive and Luna further agreed to amend the Agreement by Amendment No. 5 dated March 19, 2012, in regard to development work to be performed in 2012.

G.	The Original Agreement as amended by Amendments No. X, 1, 2, 3, 4, and 5 shall be referred to as the “Agreement”.

H.	The parties now wish to amend the Agreement further with respect to the payment schedule, the Specifications for the [***], and [***] Milestones and how to measure the achievement of those Milestones.

Intuitive and Luna agree to amend the Agreement as follows:

1.	Terms not defined in this Amendment No. 6 shall have the meaning assigned to them in the Agreement.

2.	Notwithstanding any provision in Amendment No. 5 to the contrary, the payments and Specifications for the [***] Milestones for the Milestones are hereby revised as follows:

•

Intuitive and Luna hereby agree to revise and provide a more detailed Specifications for [***] Milestones. Such revised and more detailed Specifications for the [***] Milestones are attached hereto as Exhibit 2.1. The

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

payment for the revised [***] Milestone is hereby [***] to [***] because [***] in this Amendment No. 6 while the payments for the [***] Milestones remain at [***] each. Accordingly, the total revised aggregate payment for the [***] Milestones is [***]. Upon the full execution of this Amendment by Intuitive and Luna, Intuitive will pay the sum of [***] to Luna by or before [***], representing payment for work so far done on the [***] Milestones.

•

The remaining payments for the [***] Milestones, a total of [***], will be due and payable by Intuitive to Luna upon the achievement of the [***] Milestones by Luna. Luna and Intuitive have agreed that these [***] Milestones shall be deemed to be achieved upon completion and delivery of the Tasks set forth on Schedule 1 hereto.

3.	Intuitive and Luna will use reasonable and good faith efforts to meet in person prior to [***], to discuss any Development Work anticipated for 2013 and the budget for same.

4.	Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment No. 6 and the Agreement, the provisions herein shall prevail.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Date.

INTUITIVE SURGICAL OPERATIONS, INC.		LUNA INNOVATIONS INCORPORATED

Sign:	/s/ David Larkin	Sign:	/s/ Scott A. Graeff
Name:	David Larkin	Name:	Scott A. Graeff
Title:	V.P. Engineering	Title:	Chief Strategy Officer
Date:	12/20/2012	Date:	12/23/2012

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 2.1 for Amendment No. 6

MILESTONES AND LUNA PRODUCT SPECIFICATIONS

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Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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